[Scudder Investments logo]

Quality
Cash Reserve
Prime Shares

Semiannual Report

September 30, 2002

Table of Contents

Portfolio Management Review <Click Here>

Quality Cash Reserve Prime Shares

Investment Portfolio <Click Here>

Statement of Assets and Liabilities <Click Here>

Statement of Operations <Click Here>

Statement of Changes in Net Assets <Click Here>

Financial Highlights <Click Here>

Notes to Financial Statements <Click Here>

Shareholder Meeting Results <Click Here>

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, talk to your financial representative or call Shareholder Services at (800) 730-1313. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, New York-based Portfolio Managers Darlene M. Rasel, Jan Buenner and Steven Boyd discuss the Fund's strategy and the market environment during the six-month period ended September 30, 2002, and offer an outlook for the months ahead.

Q: How did the Fund's shares perform?

A: The Quality Prime Shares had a 7-day current yield on September 30, 2002, of 0.91 percent, compared with 1.06 percent for its benchmark, the iMoneyNet First Tier Retail Money Funds Average. We continued to manage the Fund conservatively, maintaining high portfolio quality, adjusting weighted average maturities in response to market conditions, and strictly limiting exposure to any particular issuer. As evidence of our insistence on these high investment standards, the portfolio, of which Quality Cash Reserves Prime Shares is a class, maintained an "AAAm" rating, as measured by Standard & Poor's (S&P). This rating is the highest that S&P awards to money market funds. Of course, ratings are subject to change and do not remove market risk.

Q: Will you provide specific examples of your investment strategies during the past six months?

A: Our strategy in the Prime Series continued to be concentrated on investing in high-quality issues. As of September 30, 2002, 69 percent of the Prime Series was invested in securities rated A1+/P1 and 14 percent in securities rated A1/P1, by S&P and Moody's. The remaining 17 percent of the Prime Series was primarily invested in federal agency securities with long-term AAA ratings and in AAA-rated money market funds, as rated by S&P and Moody's.

For much of the period, we maintained a "barbell strategy," whereby we purchased longer-dated securities to take advantage of a steep yield curve and offset this with short-term paper for liquidity purposes. While this strategy worked for a good part of the semiannual period, it lost its appeal as the yield curve flattened toward the end of the third quarter. The large percentage of overnight holdings became vulnerable to potential interest rate cuts by the Federal Reserve Board. Thus, we began replacing these shorter-term holdings in the portfolio with purchases at the intermediate portion of the money market yield curve. We continued to add callable federal agency securities to the portfolio. We maintained an aggressive weighted average maturity, generally of 50 to 55 days, for most of the semiannual period. The shares' weighted average maturity at September 30, 2002 stood at 55 days, as compared with 49 days for its benchmark.

As of September 30, 2002, 32.93 percent of the Prime Series was invested in commercial paper, 16.72 percent in corporate floating rate securities, 1.11 percent in corporate bonds, 9.35 percent in euro certificates of deposit, 3.67 percent in Yankee certificates of deposit and 36.22 percent in US agency securities, money market funds and cash or cash equivalents.

Q: The Federal Reserve Board held interest rates steady throughout the semiannual period, following its aggressive easing in 2001. What dominated money market activity instead?

A: While the targeted federal funds rate remained unchanged, Federal Reserve Board policy still had a major impact on the backdrop to money market activity. In March 2002, the Federal Reserve Board had shifted from an easing to a neutral bias, citing a slow economic recovery in progress. In August, an uneven economic recovery caused the Federal Reserve Board to admit that it was paying close attention to the financial markets in its future policy decisions. It also changed its risk assessment of the economy from neutral back to one "weighted mainly toward conditions that may generate economic weakness." In September, the Federal Reserve Board left rates unchanged, but it was a decision opposed by two dissenting board members.

7 Day Current Yield	(as of 9/30/02)

Quality Cash Reserve Prime Shares[1] iMoneyNet First Tier Retail Money Funds Average[2]	0.91% 1.06%

1 Past performance is not indicative of future results. Yields will fluctuate. "Current Yield" is computed pursuant to a SEC standardized formula and represents the income generated by an investment in the Fund over a seven day period. This income is then annualized.
2 Money Fund Report Averages, a service of iMoneyNet, Inc., are averages for categories of similar money market funds.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The US economy also continued to influence the money markets. During the semiannual period, the US economy grew slightly on the back of strong consumer demand for houses, housing-related items and automobiles. The industrial sector still showed no convincing signs of a pickup. The unemployment rate remained between 5.5 and 6 percent. Thus gross domestic product growth was seen by many as a jobless recovery, keeping consumer confidence levels low. Furthermore, disappointing corporate earnings and continued accounting questions plagued the equity markets and led to sharply declining stock prices. In this environment, fixed-income securities drew investors disenchanted with other areas of the financial markets. While the short end of the money market yield curve held steady, longer-term yields fell substantially, thus flattening the yield curve.

Q: What is your outlook for the next several months?

A: The US economy appears to have left the trough of the mild recession of 2001. However, the pickup is slow and has not created a meaningful number of new jobs. Consumer confidence, which is tightly linked to job availability, is falling. Stock prices have hit multi year lows, dragged down by disappointing corporate earnings and continued concerns about accounting practices. In our view, the potential for a double-dip recession remains.

In this environment of slow, jobless growth, sagging stock markets, a weak industrial sector and waning consumer confidence, it seems possible that the Federal Reserve Board will reduce interest rates again. Most analysts agree that the string of cuts in 2001 bringing the targeted federal funds rate from 6.50 percent to 1.75 percent prevented the US economy from falling deeper into recession. Given the current historically low interest rates, it remains to be seen whether further interest rate cuts could have much of an impact on the economy and/or the financial markets.

Q: Will this outlook affect the way you manage the Fund?

A: In light of the uncertainty surrounding future Federal Reserve Board policy, we have recently reduced the overnight holdings. By adjusting the barbell strategy to include more investments along the entire money market yield curve, we have reduced the cash positions, as we seek to be less susceptible to any potential interest rate cut. We intend to continue this strategy until the direction of the Federal Reserve Board becomes more evident. At the same time, we plan to continue to seek the highest credit-quality issuers. Thus, government securities will play an important role in this strategy. Finally, we intend to selectively add callable securities. These securities offer an attractive yield pickup over fixed-rate debt and are often issued by US government agencies. Hence, this strategy is expected to enhance not only the Fund's yield but also its average credit quality.

We will continue to concentrate the portfolios in very high-quality credits and maintain our conservative investment strategies and standards for the foreseeable future. We continue to believe in the conservative approach that we apply to investing on behalf of the Prime Series and will continue to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Investment Portfolio as of September 30, 2002 (Unaudited)

Prime Series

	Par (000)	Market Value ($)
Commercial Paper 32.93%
Asset Backed 17.62%
Compass Securitization LLC 1.779%, 10/10/2002	32,760	32,745,422
1.779%, 10/22/2002	50,000	49,948,083
Corporate Receivables Corp. 1.71%, 10/3/2002	40,000	39,996,178
Edison Asset Securitization, LLC 1.98%, 10/1/2002	8,500	8,500,000
Falcon Asset Securitization Corp. 1.77%, 10/31/2002	30,000	29,955,750
1.779%, 10/21/2002	40,000	39,960,444
1.789%, 10/9/2002	40,000	39,984,089
Giro Funding US Corp. 1.779%, 10/15/2002	40,457	40,428,995
Greyhawk Funding LLC 1.759%, 11/14/2002	50,000	49,892,444
1.769%, 10/29/2002	20,000	19,972,467
Jupiter Securitization Corp. 1.769%, 11/4/2002	30,000	29,949,850
1.779%, 10/17/2002	40,000	39,968,355
Pennine Funding LLC 1.779%, 11/18/2002	40,000	39,905,067
Perry Global Funding LLC Series A, 1.759%, 10/22/2002	30,000	29,969,200
Quincy Capital Corp. 1.829%, 10/28/2002	40,000	39,945,100
Scaldis Capital LLC 2.14%, 10/1/2002	12,156	12,156,000
1.769%, 10/21/2002	40,000	39,960,667
1.769%, 12/13/2002	47,000	46,831,309
Sheffield Receivables Corp. 1.761%, 10/4/2002	90,000	89,986,792
		720,056,212
Banks 2.80%
DEPFA Bank Europe PLC 2.049%, 3/11/2003	30,000	29,724,958
Dexia Delaware LLC 1.77%, 10/7/2002	30,000	29,991,150
HBOS Treasury Services 1.779%, 10/17/2002	25,000	24,980,222
Lloyds Bank PLC 2.02%, 5/21/2003	30,000	30,003,113
		114,699,443
Finance-Diversified 2.70%
General Electric Capital Corp. 1.759%, 12/13/2002	20,000	19,928,622
5.375%, 1/15/2003	10,000	10,089,819
1.886%, 9/3/2003	45,000	45,000,000
General Electric International Funding, Inc. 2.20%, 10/2/2002	35,000	34,997,861
		110,016,302
Financial Services 6.93%
Beta Finance Corp. LTD 1.99%, 11/21/2002	35,000	34,901,329
CC (USA) Inc. 2.45%, 2/3/2003	10,000	10,003,800
Credit Suisse First Boston 1.779%, 11/18/2002	55,434	55,302,437
Morgan Stanley Dean Witter & Co. 1.76%, 11/15/2002	25,000	24,945,000
Salomon Smith Barney Holdings, Inc. 1.749%, 12/9/2002	50,000	49,832,292
2.004%, 6/23/2003	38,000	38,061,079
Transamerica Finance Corp. 1.749%, 11/22/2002	20,000	19,949,444
1.759%, 11/20/2002	50,000	49,877,778
		282,873,159
Government 0.90%
Quebec Province 1.98%, 11/1/2002	27,000	26,953,965
1.98%, 11/27/2002	10,000	9,968,650
		36,922,615
Insurance 1.15%
Prudential Funding LLC 1.975%, 11/4/2002	35,000	34,934,715
Prudential PLC 1.729%, 10/10/2002	12,000	11,994,810
		46,929,525
Machine-Electrical 0.34%
Emerson Electric Corp. 1.999%, 10/1/2002	14,000	14,000,000
Telephone 0.49%
Verizon Global Funding 2.16%, 10/17/2002	20,000	19,980,444
Total Commercial Paper (Amortized Cost $1,345,477,700)		1,345,477,700

Floating Rate Notes 16.72%
American Honda Finance Corp. 1.83%, 7/11/2003	40,000	40,000,000
1.83%, 4/22/2003	30,000	30,000,000
1.89%, 10/9/2002	25,000	25,000,399
Bayerische Landesbank Girozentrale 1.711%, 3/25/2003	25,000	24,992,808
1.711%, 3/26/2003	25,000	24,992,767
1.774%, 5/20/2003	23,000	22,997,832
Canadian Imperial Bank of Commerce 1.735%, 10/2/2002	50,000	49,999,925
Credit Agricole Indosuez SA 1.726%, 3/25/2003	25,000	24,995,205
General Electric Capital Corp. 1.834%, 11/21/2002	20,000	20,001,353
JP MorganChase Bank 1.935%, 1/30/2003	36,000	36,019,711
Merck & Co., Inc. 1.771%, 10/25/2002	40,000	40,000,000
Merrill Lynch & Co., Inc. 1.793%, 4/16/2003	25,000	24,998,665
Salomon Smith Barney Holdings, Inc. 1.783%, 4/28/2003	50,000	50,000,000
Sheffield Receivables Corp. 1.779%, 1/21/2003	17,500	17,500,000
Target Corp. 1.909%, 12/4/2002	50,000	50,013,762
Toronto Dominion Bank 1.785%, 4/23/2003	30,000	30,000,000
Toyota Motor Credit Corp. 1.731%, 12/23/2002	50,000	50,000,000
1.78%, 5/7/2003	47,000	47,018,961
Unilever N.V. 1.974%, 10/24/2002	10,000	10,001,167
Verizon Global Funding 1.862%, 11/4/2002	15,000	15,001,390
Westdeutsche Landesbank Girozentrale, 1.74%, 3/24/2003	50,000	49,988,063
Total Floating Rate Notes (Amortized Cost $683,522,008)		683,522,008

Federal Farm Credit Bank 0.23%
Federal Farm Credit Bank 2.81%, 4/4/2003 (Amortized Cost $9,437,952)	9,438	9,437,952

Certificate of Deposits-Yankee 3.67%
Abbey National PLC 1.708%, 3/31/2003	25,000	24,992,540
2.09%, 7/1/2003	30,000	29,977,537
2.4%, 11/19/2002	25,000	25,000,000
2.59%, 3/31/2003	10,000	10,001,957
Canadian Imperial Bank of Commerce 2.0%, 2/20/2003	30,000	30,000,000
HSBC USA, Inc. 2.05%, 7/15/2003	30,000	30,000,000
Total Certificate of Deposits-Yankee (Amortized Cost $149,972,034)		149,972,034

Certificate of Deposits-Eurodollar 9.35%
BNP Paribas YCD 2.0%, 2/19/2003	40,000	40,000,000
Credit Agricole Indosuez SA 2.2%, 1/22/2003	50,000	50,000,000
Landesbank Hessen-Thuringen Girozentrale 2.02%, 7/23/2003	40,000	40,000,000
2.06%, 7/23/2003	30,000	30,011,830
Natexis Banque Populaires 2.3%, 2/10/2003	32,000	32,000,000
Norddeutsche Landesbank Girozentrale 2.15%, 1/24/2003	25,000	25,000,000
2.17%, 11/18/2002	15,000	14,995,315
Rabobank Nederland 2.76%, 3/24/2003	20,000	19,977,488
Royal Bank of Scotland PLC 1.74%, 10/21/2002	60,000	60,000,000
Unicredito Italiano SPA 2.06%, 11/22/2002	25,000	25,002,141
Westdeutsche Landesbank Girozentrale 2.27%, 1/27/2003	20,000	19,993,599
2.28%, 1/23/2003	25,000	25,000,000
Total Certificate of Deposits-Eurodollar (Amortized Cost $381,980,373)		381,980,373

Federal Home Mortgage Corp. 1.92%
Federal Home Loan Mortgage Corp. 2.03%, 9/16/2003	20,000	20,000,000
5.125%, 1/13/2003	20,760	20,944,289
6.25%, 11/15/2002	12,000	12,055,517
7.0%, 2/15/2003	25,000	25,431,310
Total Federal Home Mortgage Corp. (Amortized Cost $78,431,116)		78,431,116

Federal Home Loan Bank 1.25%
Federal Home Loan Bank 2.1%, 10/10/2003	40,000	40,000,000
2.45%, 1/16/2003	11,270	11,270,000
Total Federal Home Loan Bank (Amortized Cost $51,270,000)		51,270,000

Federal National Mortgage Association 2.18%
Federal National Mortgage Association 2.31%, 1/10/2003	44,318	44,045,243
2.01%, 9/5/2003	20,000	20,000,000
2.25%, 2/7/2003	15,000	15,000,000
5.75%, 4/15/2003	10,000	10,175,237
Total Federal National Mortgage Association (Amortized Cost $89,220,480)		89,220,480

Money Market Funds 5.30%
AIM Liquid Assets Portfolio 1.89%,	111,718	111,718,000
Federated Prime Cash Obligation Fund 1.76%,	105,000	105,000,000
Total Money Market Funds (Amortized Cost $216,718,000)		216,718,000

Corporate Rate Bonds 1.11%
Heller Financial Inc. 6.4%, 1/15/2003	25,000	25,291,079
Lehman Brothers Holdings 6.625%, 12/27/2002	20,000	20,228,288
Total Corporate Bonds (Amortized Cost $45,519,367)		45,519,367

Investment Contracts 0.98%
New York Life 1.9%, 9/22/2003 (Amortized Cost $40,024,986)	40,025	40,024,986

Repurchase Agreements* 24.27%
Tri Party Repurchase Agreement with Amro Bank, dated 9/30/2002, 1.96%, principal and interest in the amount of $300,016,333, due 10/1/2002	300,000	300,000,000
Tri Party Repurchase Agreement with BNP Paribas, dated 9/30/2002, 1.97%, principal and interest in the amount of $300,016,417, due 10/1/2002	300,000	300,000,000
Tri Party Repurchase Agreement with UBS Warburg LLC, dated 9/30/2002, 1.97%, principal and interest in the amount of $351,894,847, due 10/1/2002	351,876	351,875,592
Tri Party Repurchase Agreement with UBS Warburg LLC, dated 9/30/2002, 1.97%, principal and interest in the amount of $40,002,189, due 10/1/2002	40,000	40,000,000
Total Repurchase Agreements (Amortized Cost $991,875,592)		991,875,592
Total Investments (Amortized Cost $4,083,449,608) (a)	99.91%	$4,083,449,608

Other Assets in Excess of Liabilities	0.09	3,701,080
Net Assets	100.00%	$4,087,150,688

* Repurchase agreements are fully collateralized by US Treasury or Government agency securities.
(a) Also aggregate cost for federal tax purpose.
(b) Most commercial paper is traded on a discount basis. In such cases, the interest rate shown represents the yield at time of purchase by the Fund.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002 (Unaudited)
Assets	Prime Series
Investments, at amortized cost	$ 3,091,574,016
Repurchase agreements	991,875,592
Cash	202,625
Interest receivable	8,323,051
Receivable for Fund shares sold	67,298,280
Prepaid expenses and other	1,212,769
Total assets	4,160,486,333
Liabilities
Payable for Fund shares redeemed	66,992,824
Income dividend payable	1,745,292
Advisory fees payable	902,080
Distribution fees payable	927,328
Custody fees payable	143,980
Transfer agent fees payable	1,123,138
Accounting fees payable	14,798
Other accrued expenses and payables	1,486,205
Total liabilities	73,335,645
Net assets	$ 4,087,150,688
Composition of Net Assets
Undistributed net investment income	177,666
Accumulated net realized gain (loss)	(15,556)
Paid-in capital	4,086,988,578
Net assets	$ 4,087,150,688

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2002 (Unaudited) (continued)
Net Asset Value	Prime Series
Computation of Net Asset Value, Offering and Redemption Price Per Share
Deutsche Bank Alex. Brown Cash Reserve Prime Shares Net assets	$ 3,265,565,494
Shares outstanding	3,265,416,257
Net Asset Value per share	$ 1.00
Deutsche Bank Alex. Brown Cash Reserve Prime Institutional Shares Net assets	$ 775,686,436
Shares outstanding	775,678,406
Net Asset Value per share	$ 1.00
Scudder Cash Reserve Prime Class A Shares Net assets	$ 15,892,151
Shares outstanding	15,892,262
Net Asset Value per share	$ 1.00
Scudder Cash Reserve Prime Class B Shares Net assets	$ 14,157,062
Shares outstanding	14,153,829
Net Asset Value per share	$ 1.00
Scudder Cash Reserve Prime Class C Shares Net assets	$ 565,817
Shares outstanding	565,919
Net Asset Value per share	$ 1.00
Quality Cash Reserve Prime Shares Net assets	$ 15,283,728
Shares outstanding	15,276,444
Net Asset Value per share	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2002 (Unaudited)
Investment Income	Prime Series
Interest	$ 44,832,369
Expenses: Investment advisory fees	5,902,341
Distribution fees: Deutsche Bank Alex. Brown Cash Reserve Prime	4,707,803
Scudder Cash Reserve Prime Class A	22,669
Scudder Cash Reserve Prime Class B	50,662
Scudder Cash Reserve Prime Class C	2,258
Quality Cash Reserve Prime	113,906
Shareholder service fees: Deutsche Bank Alex. Brown Cash Reserve Prime	1,333,390
Scudder Cash Reserve Prime Class B	16,887
Scudder Cash Reserve Prime Class C	761
Transfer agent fees	2,091,612
Accounting fees	88,841
Registration fees	64,455
Printing and shareholder reports	163,446
Professional fees	52,108
Custody fees	202,679
Directors' fees	128,686
Miscellaneous	143,272
Total expenses	15,085,776
Less: fee waivers and/or expense reimbursements	-
Net expenses	15,085,776
Net investment income	29,746,593
Net realized gain (loss) on investment transactions	(1,452)
Net increase in net assets from operations	$ 29,745,141

The accompanying notes are an integral part of the financial statements.

Prime Series

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2002 (Unaudited)	Year Ended March 31, 2002
Operations: Net investment income	$ 29,746,593	$ 164,793,620
Net realized gain (loss)	(1,452)	245,752
Net increase (decrease) in net assets resulting from operations	29,745,141	165,039,372
Distributions to shareholders from: Net investment income: Deutsche Bank Alex. Brown Cash Reserve Prime Shares	(23,961,233)	(135,065,270)
Deutsche Bank Alex. Brown Cash Reserve Prime Institutional Shares	(5,679,277)	(28,192,942)
Scudder Cash Reserve Prime Class A Shares	(119,292)	(327,361)
Scudder Cash Reserve Prime Class B Shares	(38,823)	(241,512)
Scudder Cash Reserve Prime Class C Shares	(1,793)	(25,475)
Quality Cash Reserve Prime Shares	(185,999)	(975,379)
Total Distributions	(29,986,417)	(164,827,939)
Fund share transactions: (at net asset value of $1.00 per share) Proceeds from shares sold	11,840,839,142	32,128,229,715
Reinvestment of distributions	28,118,862	159,795,311
Cost of shares redeemed	(12,910,999,415)	(33,641,388,146)
Net increase (decrease) in net assets from Fund share transactions	(1,042,041,411)	(1,353,363,120)
Increase (decrease) in net assets	(1,042,282,687)	(1,353,151,687)
Net assets at beginning of period	5,129,433,375	6,482,585,062
Net assets at end of period (including undistributed net investment income of $177,666 and $158,140, respectively)	$ 4,087,150,688	$ 5,129,433,375

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended March 31,	2002[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0049	.0242	.0547	.0447	.0444	.0465
Less: Distributions from net investment income	(.0049)	(.0242)	(.0547)	(.0447)	(.0444)	(.0465)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.49**	2.44	5.61	4.57	4.53	4.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	15,284	35,595	49,816	74,505	81,945	226,979
Ratio of expenses before expense reductions (%)	.99*	.96	.97	.96	.97	1.02
Ratio of expenses after expense reductions (%)	.99*	.96	.97	.96	.92	.96
Ratio of net investment income (%)	.97*	2.55	5.47	4.56	4.44	4.66
[a] For the six months ended September 30, 2002 (Unaudited). * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

Note 1-Organization and Significant Accounting Policies

A. Organization

Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. (the `Fund') is registered under the Investment Company Act of 1940 (the `Act'), as amended, as a diversified, open-end management investment company. The Fund is organized as a corporation under the laws of the state of Maryland. The Prime Series (the `Series') is one of the series the Fund offers to investors.

The Prime Series offers six classes of shares to investors: Deutsche Bank Alex. Brown Cash Reserve Prime Shares (`Prime Shares'), Scudder Cash Reserve Prime Class A Shares (`Class A Shares'), Scudder Cash Reserve Prime Class B Shares (`Class B Shares'), Scudder Cash Reserve Prime Class C Shares (`Class C Shares'), Quality Cash Reserve Prime Shares (`Quality Cash Shares') and Deutsche Bank Alex. Brown Cash Reserve Prime Institutional Shares (`Prime Institutional Shares'). All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class. Certain detailed information for Prime Shares, Class A, B and C Shares and Prime Institutional Shares is provided separately and is available upon request.Certain detailed information for Prime Shares, Quality Cash Reserve Prime Shares and Prime Institutional Shares is provided separately and is available upon request.

The investment objective of the Prime Series is to seek as high a level of current income as is consistent with preservation of capital and liquidity. Details concerning the Series' investment objective and policies and the risk factors associated with the Series' investments are described in the Series' Prospectus and Statement of Additional Information.

B. Valuation of Securities

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

C. Securities Transactions and Investment Income

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

Distribution or service fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. Distributions

The Fund distributes all of its net investment income in the form of dividends, which are declared and recorded daily. Accumulated daily dividends are distributed to shareholders monthly.

E. Federal Income Taxes

It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. Repurchase Agreements

The Series may make short term investments in repurchase agreements that are fully collateralized by US government securities. Under the terms of a repurchase agreement, a financial institution sells fixed income securities to the Series and agrees to buy them back on a specified day in return for the principal amount of the original sale plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Series has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Series' claims on the collateral may be subject to legal proceedings.

G. Estimates

In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

Note 2-Fees and Transactions with Affiliates

Investment Company Capital Corp. (`ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. The Fund pays the Advisor an annual fee based on its aggregate average daily net assets which is calculated daily and paid monthly at the following annual rates: 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of the amount in excess of $3.5 billion. The Prime Series pays the Advisor an additional advisory fee that is calculated daily and paid monthly at the annual rate of 0.02% of its average daily net assets.

ICCC is the Fund's accounting and transfer agent. The Fund pays the accounting agent a fixed fee of $13,000 on assets up to $10 million. On assets greater than $10 million, the Fund pays the accounting agent an annual fee based on its average daily net assets which is calculated daily and paid monthly. The Fund pays the transfer agent a per account fee which is accrued daily and paid monthly.

Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company), an affiliate of ICCC, is the Fund's custodian. The Fund pays the custodian an annual fee.

Certain officers and directors of the Fund are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Fund for serving in these capacities.

Note 3-Other Fees

As of August 17, 2002, Scudder Distributors, Inc. (`SDI') is the Fund's Distributor. Prior to this date, the Fund's Distributor was ICC Distributors, Inc. As compensation for these services, the Prime Series pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.25% of the Prime Shares and Cash Reserve Prime Class A Shares, 0.60% of the Quality Cash Shares and 0.75% of the Cash Reserve Prime Class B Shares and Cash Reserve Prime Class C Shares. The Prime Series also pays the Distributor a shareholder servicing fee based on the average daily net assets of the Cash Reserve Prime Class B Shares and Cash Reserve Prime Class C Shares which is calculated daily and paid monthly at the annual rate of 0.25%. The Fund does not pay fees on the Prime Institutional Shares.

The Prime Shares pay the Distributor a shareholder servicing fee, which is calculated daily and paid monthly at an annual rate of 0.07%. The Distributor uses this fee to compensate third parties that provide shareholder services to their clients who own shares.

Note 4-Capital Share Transactions

The Fund is authorized to issue up to 20.81 billion shares of $.001 par value capital stock (12.66 billion Prime Series, 3.55 billion Treasury Series, 4.25 billion Tax-Free Series and 350 million undesignated). Transactions in capital shares were as follows (at net asset value of $1.00 per share):

Prime Series:	Six Months Ended September 30, 2002	Year Ended March 31, 2002
Sold:
Prime Shares	7,414,669,860	21,051,181,674
Cash Reserve Prime Class A Shares	124,809,227	68,264,960
Cash Reserve Prime Class B Shares	10,920,670	9,355,858
Cash Reserve Prime Class C Shares	377,147	2,927,624
Prime Institutional Shares	90,283,640	10,881,071,233
Quality Cash Shares	4,199,778,598	115,428,366
	$ 11,840,839,142	32,128,229,715
Reinvested:
Prime Shares	23,087,078	132,472,386
Cash Reserve Prime Class A Shares	81,490	254,852
Cash Reserve Prime Class B Shares	33,931	217,077
Cash Reserve Prime Class C Shares	1,425	20,583
Prime Institutional Shares	180,747	25,874,526
Quality Cash Shares	4,734,191	955,887
	$ 28,118,862	159,795,311
Redeemed:
Prime Shares	(8,492,756,032)	(22,598,854,964)
Cash Reserve Prime Class A Shares	(120,521,642)	(68,877,650)
Cash Reserve Prime Class B Shares	(7,558,097)	(10,787,574)
Cash Reserve Prime Class C Shares	(492,000)	(3,860,866)
Prime Institutional Shares	(110,773,904)	(10,828,399,912)
Quality Cash Shares	(4,178,897,740)	(130,607,180)
	$ (12,910,999,415)	(33,641,388,146)
Net decrease:
	$ (1,042,041,411)	(1,353,363,120)

Note 5-Tax Disclosures

At March 31, 2002, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from distribution reclassifications. These reclassifications resulted in the following increases/(decreases) in the components of net assets:

	Undistributed Net Investment Income	Undistributed Net Realized Gain/(Loss)	Paid-in Capital
Cash Reserve-Prime Series	$ 73,733	$ (73,732)	$ (1)

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from Generally Accepted Accounting Principles.

Distributions during the year ended March 31, 2002 were characterized as follows for tax purposes:

Ordinary income	$ 164,827,839

At March 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 1,137,198

At March 31, 2002, the Fund deferred post-October capital losses of $31,960 to the next fiscal year ending March 31, 2003.

Note 6-Other Information

On April 5, 2002, the Fund changed its name to Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. As a result, certain classes of the Fund have changed their names. This change resulted in modifications to the presentation of the Fund's periodic reports on behalf of certain classes of the Fund.

Shareholder Meeting Results

A Special Meeting of Shareholders of Prime, Treasury and Tax-Free Series, each a series of Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. (the "fund"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Directors of the fund to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

	Number of Votes:
	For	Withheld
Richard R. Burt	6,756,110,889	20,283,334
S. Leland Dill	6,756,559,423	19,834,800
Martin J. Gruber	6,756,723,407	19,670,816
Richard T. Hale	6,756,334,326	20,059,897
Joseph R. Hardiman	6,756,082,901	20,311,322
Richard J. Herring	6,757,065,151	19,329,072
Graham E. Jones	6,756,082,835	20,311,388
Rebecca W. Rimel	6,755,764,592	20,629,631
Philip Saunders, Jr.	6,757,066,630	19,327,593
William N. Searcy	6,756,524,659	19,869,564
Robert H. Wadsworth	6,756,730,118	19,664,106

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between the fund, on behalf of the Prime Series, and Deutsche Asset Management, Inc. ("DeAM, Inc.") to be implemented within two years of the date of the Special Meeting upon approval of the members of the fund's Board who are not "interested persons."

Affirmative	Against	Abstain
4,725,345,125	18,960,874	26,366,750

Notes

Quality Cash Reserve Prime Shares
P.O. Box 1346
Baltimore, MD 21203

QCR-3-PR
Printed (11/02)